As filed with the Securities and Exchange Commission on October 19, 2001
                                                                  File No. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                ---------------


CONSOLIDATED NATURAL GAS COMPANY            DOMINION CNG CAPITAL TRUST I

(Exact name of registrant as specified       (Exact name of registrant as
         in its charter)                    specified in its Trust Agreement)

         DELAWARE                                       DELAWARE

 (State or other jurisdiction of              (State or other jurisdiction of
  incorporation or organization)               incorporation or organization)

          54-1966737                                    Applied For

(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)


                              120 TREDEGAR STREET
                            RICHMOND, VIRGINIA 23219
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ---------------
         PATRICIA A. WILKERSON, VICE PRESIDENT AND CORPORATE SECRETARY
                      JAMES P. CARNEY, ASSISTANT TREASURER
                        CONSOLIDATED NATURAL GAS COMPANY
                 120 TREDEGAR STREET, RICHMOND, VIRGINIA 23219
                                 (804) 819-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                With a Copy to:

           JAMES F. STUTTS                            ROBERT L. BURRUS, JR.
   VICE PRESIDENT AND GENERAL COUNSEL                   MCGUIREWOODS LLP
    CONSOLIDATED NATURAL GAS COMPANY                    ONE JAMES CENTER
        120 TREDEGAR STREET                            901 EAST CARY STREET
      RICHMOND, VIRGINIA 23219                       RICHMOND, VIRGINIA 23219

                                ---------------
  Approximate date of commencement of proposed sale to the public: From time to time after effectiveness.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Reg. No. 333-52602
                                                   -------------------

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                       CALCULATION OF REGISTRATION FEE(1)

                                                      Proposed            Proposed
                                    Amount             Maximum            Maximum          Amount of
   Title of each Class of           to be          Offering Price         Aggregate       Registration
 Securities to be Registered      Registered        Per Share(2)       Offering Price         Fee
--------------------------------------------------------------------------------------------------------
Senior Debt Securities           $150,000,000                           $150,000,000          $37,500
--------------------------------------------------------------------------------------------------------
Total:                           $150,000,000                           $150,000,000          $37,500
--------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457 solely for the purpose of calculating the registration fee.
(2)  Omitted pursuant to General Instruction II.D. of Form S-3
---------------

  The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the SEC, acting pursuant to Section 8(a), may determine.

--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933. This registration statement relates to the public offering of the Registrants' securities contemplated by the Registration Statement (No. 333-52602) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of securities to be sold by $150,000,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

ITEM 16.  EXHIBITS

The following exhibits are filed herewith or incorporated by reference:

     EXHIBIT
     NUMBER        DESCRIPTION OF EXHIBIT
     ------        ----------------------

      5.1 Opinion of McGuireWoods LLP, counsel to Consolidated Natural Company with respect to legality of securities.
     23.1          Consent of McGuireWoods LLP (contained in Exhibit 5.1).
     23.2          Consent of PricewaterhouseCoopers LLP.
     23.3          Consent of Deloitte & Touche LLP.
     23.4          Consent of Ernst & Young LLP.
     23.5          Consent of Independent Engineers.
     24.1 Power of Attorney (included on pages II-5 of the Registrants' prior Registration Statement on Form S-3,
                   (Reg. No. 333-52602) and incorporated by reference).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Consolidated Natural Gas Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, the Commonwealth of Virginia, on the 19th day of October, 2001.

                                    Consolidated Natural Gas Company


                                    By /s/ Thomas N. Chewning
                                       ___________________________________
                                       Thomas N. Chewning
                                       Executive Vice President
                                       and Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 19th of October, 2001.


Signature                                       Capacity
---------                                       --------

 /s/ Thos. E. Capps
_____________________________________ Chairman of the Board of Directors,
 * Thos. E. Capps                     President and Chief Executive Officer


 /s/ Thomas F. Farrell, II
_____________________________________
 * Thomas F. Farrell, II               Director

 /s/ Edgar M. Roach, Jr.
_____________________________________
 * Edgar M. Roach, Jr.                Director

 /s/ Thomas N. Chewning
_____________________________________ Executive Vice President
 Thomas N. Chewning                   and Chief Financial Officer

 /s/ Steven A. Rogers
 ____________________________________
 Steven A. Rogers                     Controller


*By  /s/ Mark O. Webb
     _________________________________
     Mark O. Webb
     Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, Dominion CNG Capital Trust I has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, the Commonwealth of Virginia, on the 19th day of October, 2001.

                      Dominion CNG Capital Trust I

                      By  Consolidated Natural Gas Company,
                          As Sponsor

                          /s/ G. Scott Hetzer
                      By___________________________________
                              G. Scott Hetzer
                              Authorized Officer